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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                ________________

        Date of Report (Date of earliest event reported): March 10, 1999


                     Franchise Mortgage Acceptance Company
             (Exact name of registrant as specified in its charter)

         Delaware                     0-23283                  95-4649104
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

1888 Century Park East,                                           90067
      3rd Floor                                                 (Zip Code)
   Los Angeles, CA
(Address of Principal
  Executive Offices)

       Registrant's telephone number, including area code: (310) 229-2600

                                   No Change
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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          Franchise Mortgage Acceptance Company (the "Registrant") and Bay View
Capital Corporation ("BayView") have entered into an Agreement and Plan of Merger and Reorganization dated as of March 10, 1999 (the "Merger Agreement"), which is filed herewith as Exhibit 2 and is incorporated herein by reference.

          The Registrant and BayView have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

          Concurrently with the execution and delivery of the Merger Agreement, BayView entered into a Voting Agreement dated March 10, 1999, with Imperial Credit Industries, Inc., which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  EXHIBITS:

     2 Agreement and Plan of Merger and Reorganization dated as of March 10, 1999, by and between the Registrant and BayView Capital Corporation.

     99.1 Press release of the Registrant and BayView Capital Corporation issued March 11, 1999.

     99.2 Voting Agreement dated as of March 10, 1999, between the Registrant and BayView Capital Corporation.


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                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Franchise Mortgage Acceptance Company
                              (Registrant)

Date: March 12, 1999          /s/Raedelle Walker
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                              Raedelle Walker
                              Executive Vice President & Chief Financial Officer
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                                 EXHIBIT INDEX
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
Exhibit No.       Description
-----------       -----------
        2         Agreement and Plan of Merger and Reorganization dated as of March 10,
                  1999, by and between the Registrant and BayView Capital Corporation.

     99.1 Press release of the Registrant and BayView Capital Corporation issued March 11, 1999.

     99.2         Voting Agreement dated as of March 10, 1999, between the Registrant and BayView Capital Corporation.

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